UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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HCA Holdings, Inc.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2017    HCA HOLDINGS, INC.                HCA HOLDINGS, INC. ATTN: CORPORATE SECRETARY ONE PARK PLAZA NASHVILLE, TN 37203    E20208-P86455    Meeting Information Meeting Type: Annual Meeting For holders as of: March 7, 2017 Date:    April 27, 2017                Time:    2:00 PM CDT Location: One Park Plaza Nashville, Tennessee 37203    You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2016 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2017 to facilitate timely delivery.    How To Vote Please Choose One of the Following Voting Methods    E20209-P86455    Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked    by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following director nominees: 1. Election of Directors Nominees: 1a. R. Milton Johnson 1b. Robert J. Dennis 1c. Nancy-Ann DeParle 1d. Thomas F. Frist III 1e. William R. Frist 1f. Charles O. Holliday, Jr. 1g. Ann H. Lamont 1h. Jay O. Light 1i. Geoffrey G. Meyers 1j. Wayne J. Riley, M.D. 1k. John W. Rowe, M.D.    E20210-P86455    The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017 3. Advisory vote to approve our named executive officer compensation 4. To approve an amendment to our amended and restated certificate of incorporation to allow stockholders owning an aggregate of 25% of our outstanding common stock to request special meetings of stockholders The Board of Directors recommends you vote AGAINST proposal 5. 5. Stockholder proposal, if properly presented at the meeting, requesting that the Board of Directors implement changes to our governing documents to allow stockholders owning an aggregate of 10% of our outstanding common stock to call special meetings of stockholders NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any postponement or adjournment thereof.